TRADE AND OTHER PAYABLES (Tables)	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Disclosure of trade and other payables
The following table summarises trade and other payables as at the dates presented:

	31 December 2020	31 December 2019
	€ million	€ million
Trade accounts payable(A)	1,124	1,138
Accrued customer marketing costs	775	701
Accrued deposits	246	274
Accrued compensation and benefits	217	234
Accrued taxes	193	251
Other accrued expenses	199	187
Total trade and other payables	2,754	2,785
(A) Includes €219 million of invoices (2019: €217 million) which are part of a supply chain finance programme facilitated by the Group. The programme permits suppliers to elect on an invoice-by-invoice basis to receive a discounted payment from the partner bank earlier than the agreed payment terms with the Group. If a supplier makes this election, the value and the due date of the invoice payable by the Group remains unchanged.